Supplement Dated October 14, 2009
To The Statement of Additional Information
Dated April 6, 2009

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Effective October 5, 2009, on page 28, for JNL/Credit Suisse Commodity Fund under the section entitled “Operating Policies” please delete the Operating Policies and replace it with the following:

For JNL/Credit Suisse Commodity Securities Fund:

(a)
The Fund will invest in companies active in the extraction, production, processing and trading of the following products, including, but not limited to: chemicals; building materials; metal and other raw materials; timber and paper products; agriculture products; containers and packaging, as well as, companies in the energy resources sector.

(b)	The Fund may also invest in natural resources commodities-related instruments, including, but not limited to: oil; gas; agricultural products; industrial metals; and precious metals.
(c)
The Fund may invest in securities or derivatives that provide exposure to commodities.  These investments may include commodity-linked derivative instruments, commodity-linked structured notes, futures, forwards, and options.

(d)	The Fund may hold a portion of its portfolio in fixed-income securities.
(e)	The Fund may not invest directly in commodities.

This Supplement is dated October 14, 2009.

(To be used with V3180 04/09 and V3180PROXY 04/09.)

CMX4443 10/09